EXHIBIT 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Michael H. Braun, certify that:

1.      I have reviewed this Amendment No. 1 on Form 10-Q/A to the Quarterly Report on Form 10-Q of Federated National Holding Company; and

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.      [Omitted]

4.      [Omitted]

5.      [Omitted]

Date:  May 26, 2017

/s/ Michael H. Braun

Michael H. Braun

Chief Executive Officer (Principal Executive Officer)